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                                                                   EXHIBIT 10.17



                 THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT



        THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") is made as of March 22, 1999, by and among AMB PROPERTY, L.P., a Delaware limited partnership (the "Borrower"), the BANKS and CO-AGENTS party hereto, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent.

                                           WITNESSETH:

        WHEREAS, the Borrower, the Agent, the Co-Agents and the Banks have entered into the Second Amended and Restated Revolving Credit Agreement, dated as of November 26, 1997, as amended by the Amendment to Second Amended and Restated Revolving Credit Agreement, dated as of May 29, 1998, and by the Second Amendment to Second Amended and Restated Revolving Credit Agreement, dated as of September 30, 1998 (as so amended, the "Credit Agreement"); and

        WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

           1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

           2. MODIFICATIONS TO DEFINITIONS. The definition of "Non-Recourse Debt" is hereby amended by adding the following:

                      Notwithstanding the foregoing, however, Non-Recourse Debt shall include Recourse Debt of a Subsidiary incurred to fund the costs of a Development Project if the sole asset of such Subsidiary shall be such Development Project and the right of recovery of the obligee of such Debt is limited to the assets of such Subsidiary, together with a guaranty of completion by Borrower.


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           3. FIXED RATE INDEBTEDNESS. Section 5.9(d) of the Credit Agreement is
hereby deleted and the following substituted therefore:

                      (d) Fixed Rate Indebtedness. All Non-Recourse Debt of the Borrower, the General Partner and any Subsidiaries shall be Fixed Rate Indebtedness; provided, however, the Subsidiaries may incur Non-Recourse Debt that is Floating Rate Indebtedness in connection with the funding of construction costs at Development Projects, which such Floating Rate Indebtedness shall not exceed $150,000,000 outstanding at any time.

           4. EFFECTIVE DATE. This Amendment shall become effective as of the date hereof upon receipt by the Agent of counterparts hereof signed by the Borrower and the Required Banks (the date of such receipt being deemed the "Effective Date").

           5. ENTIRE AGREEMENT. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

           6. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

           7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

           8. HEADINGS, ETC. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning of interpretation or this Amendment.


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           9. NO FURTHER MODIFICATIONS. Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respect.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


               Borrower:             AMB Property, L.P., a
                                     Delaware limited partnership

                                     By:    AMB Property Corporation, a Maryland
                                            corporation and its
                                            sole general partner

                                     By:    /s/ John T. Roberts, Jr.
                                            ------------------------------------
                                            Name:  John T. Roberts, Jr.
                                            Title: Senior Vice President



        FOR PURPOSES OF CONFIRMING AND RATIFYING THE CONTINUED EFFECTIVENESS OF THE UNCONDITIONAL GUARANTY AGREEMENT, DATED AS OF NOVEMBER 26, 1997, BY AMB PROPERTY CORPORATION:

Confirmed and Ratified:

AMB Property Corporation


By:     /s/ John T. Roberts, Jr.
        ----------------------------
        Name:  John T. Roberts, Jr.
        Title: Senior Vice President

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                     Signature Page to AMB Property, L.P. Third Amendment to
                     Second Amended and Restated Revolving Credit Agreement



        Agent and Bank:               Morgan Guaranty Trust Company of
                                      New York, as a Bank and as Agent


                                      By:    /s/ Gery Sampere
                                          --------------------------------------
                                      Name:  Gery Sempere
                                      Title: Vice President


        Co-Agent and Bank:            Commerzbank Aktiengesellschaft
                                      Los Angeles Branch


                                      By:    /s/ David M. Schwarz
                                          --------------------------------------
                                      Name:  David M. Schwarz
                                      Title: Vice President

                                      By:    /s/ Lisa C. Miller
                                          --------------------------------------
                                      Name:  Lisa C. Miller
                                      Title: Assistant Vice President

                                      Fleet National Bank


                                      By:    /s/ Allison M. Gauthier
                                          --------------------------------------
                                      Name:  Allison M. Gauthier
                                      Title: Vice President

                                      PNC Bank, National Association


                                      By:    /s/ David Martens
                                          --------------------------------------
                                      Name:  David Martens
                                      Title: Vice President

                                      Bank of America, National Trust and
                                      Savings Association


                                      By:    /s/ Donald H. Moses
                                          --------------------------------------
                                      Name:  Donald H. Moses
                                      Title: Senior Vice President



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        Bank:                         Societe Generale, Southwest Agency


                                      By:    /s/ Scott Gosslee
                                          --------------------------------------
                                      Name:  Scott Gosslee
                                      Title: Vice President

                                      Dresdner Bank AG, New York and
                                      Grand Cayman Branches


                                      By:    /s/ John W. Sweeney
                                          --------------------------------------
                                      Name:  John W. Sweeney
                                      Title: Assistant Vice President


                                      By:    /s/ Brigitte Sacin
                                          --------------------------------------
                                      Name:  Brigitte Sacin
                                      Title: Assistant Treasurer

                                      Bankers Trust Company


                                      By:    /s/ Steven P. Lapham
                                          --------------------------------------
                                      Name:  Steven P. Lapham
                                      Title: Principal

                                      First Union Bank, N.A.
                                      (successor to Corestates Bank, N.A.)


                                      By:    /s/ Daniel J. Sullivan
                                          --------------------------------------
                                      Name:  Daniel J. Sullivan
                                      Title: Director

                                      The Bank of Novia Scotia,
                                      Acting through its San Francisco Agency


                                      By:    /s/ Kate Pigott
                                          --------------------------------------
                                      Name:  Kate Pigott
                                      Title: Relationship Manager

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        Bank:                         The Industrial Bank of Japan,
                                      Limited, Los Angeles Agency


                                      By:    /s/ Yoshiaki Ohashi
                                          --------------------------------------
                                      Name:  Yoshiaki Ohashi
                                      Title: Senior Deputy General Manager

                                      Union Bank of California, N.A.


                                      By:    /s/ Diana Giacomini
                                          --------------------------------------
                                      Name:  Diana Giacomini
                                      Title: Vice President